Exhibit 99.30

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		9/30/2007
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$281,420.07

Total Disbursements	$281,420.07

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply fully with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$15,122.16	$
8. Unsecured Creditors		$0.00		$688,729.01	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00		$4,134,110.66	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	10/26/2007

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
July 1, 2007 through September 30, 2007

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 7/01/07-9/30/07		0.00

Check	ACH DEBIT	07/16/2007	US BANK	MONTHLY BANK CHARGES	(120.47)
Bill Pmt -Check	WIRE	07/16/2007	BENTOVIM	TFS BOARD JUL07	(2,500.00)
Bill Pmt -Check	WIRE	07/31/2007	BRIDGE	June 2007 Professional Fees	(14,663.77)
Bill Pmt -Check	1214	07/16/2007	AZ CORPCOM	TFS-DI Annual Report	(45.00)
Bill Pmt -Check	1215	07/16/2007	IRON	June 2007 Offsite records storage	(774.00)
Bill Pmt -Check	1216	07/16/2007	LYON	TFS BOARD JUL07	(2,500.00)
Bill Pmt -Check	1217	07/16/2007	NEW WAY	July 2007 storage trailers WA	(653.40)
Bill Pmt -Check	1218	07/16/2007	PDAVIS	TFS BOARD JUL07	(2,500.00)
Bill Pmt -Check	1219	07/16/2007	PITMAN	Consulting w/e 7/1, 7/8 & 7/15/07	(4,140.71)
Bill Pmt -Check	1220	07/16/2007	SQUIRE	May 2007 legal services	(26,770.03)
Bill Pmt -Check	1221	07/16/2007	STEVEBROWN	June 2007 legal services	(7,314.12)
Bill Pmt -Check	1222	07/31/2007	BAKERMCKEN	June 2007 legal services	(761.30)
Bill Pmt -Check	1223	07/31/2007	BANKOFNY	June 2007 transfer agent fees	(1,821.37)
Bill Pmt -Check	1224	07/31/2007	JENNINGS	June 2007 legal services	(1,932.00)
Bill Pmt -Check	1225	07/31/2007	NEUSTAR	June 2007 DNS services	(102.17)
Bill Pmt -Check	1226	07/31/2007	PITMAN	consulting w/e 7/22 & 7/29/07	(1,647.02)
Bill Pmt -Check	1227	07/31/2007	PUBLIC STORAGE	August 2007 storage units WA	(537.00)
Bill Pmt -Check	1228	07/31/2007	RENA	temporary services	(340.00)
Bill Pmt -Check	1229	07/31/2007	STINSON	June 2007 legal services	(20,042.08)
Bill Pmt -Check	1230	07/31/2007	USTRUSTEE	Q2 2007 US Trustee fees	(3,500.00)
Check	ACH Debit	08/14/2007	US Bank	July 2007 bank analysis charges	(177.52)
Bill Pmt -Check	WIRE	08/13/2007	BENTOVIM	August 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	WIRE	08/16/2007	BRIDGE	July 2007 Professional Fees	(4,557.73)
Bill Pmt -Check	1231	08/13/2007	EEW	August 2007 well monitoring CT	(1,205.00)
Bill Pmt -Check	1232	08/13/2007	IRON	July 2007 offsite records storage	(774.00)
Bill Pmt -Check	1233	08/13/2007	LYON	August 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	1234	08/13/2007	NEW WAY	August 2007 storage trailer parking WA	(653.40)
Bill Pmt -Check	1235	08/13/2007	PDAVIS	August 2007 TFS Board fees	(2,500.00)

Bill Pmt -Check	1236	08/13/2007	PITMAN	consulting w/e 8/5 & 8/12/07	(3,591.25)
Bill Pmt -Check	1237	08/13/2007	SQUIRE	June 2007 legal fees	(36,363.53)
Bill Pmt -Check	1238	08/13/2007	STEVEBROWN	July 2007 legal fees	(12,634.00)
Bill Pmt -Check	1239	08/13/2007	STINSON	June 2007 legal fees	(988.19)
Bill Pmt -Check	1240	08/27/2007	BAKERBOTTS	annuity fees European patent	(1,355.00)
Bill Pmt -Check	1241	08/28/2007	CAVANAGH	reinstate Patent 5883684	(2,930.00)
Bill Pmt -Check	1242	08/28/2007	COMPATENT	2nd maintenance fee Patent 6034758	(1,150.00)
Bill Pmt -Check	1243	08/31/2007	BANKOFNY	Transfer Agent Analysis fees July 2007	(1,821.14)
Bill Pmt -Check	1244	08/31/2007	CANYON	TFS-DI Deposition Liao	(2,052.39)
Bill Pmt -Check	1245	08/31/2007	FORENSIC	TFS-DI Deposition Liao	(3,080.52)
Bill Pmt -Check	1246	08/31/2007	JENNINGS	July 2007 legal fees	(347.16)
Bill Pmt -Check	1247	08/31/2007	LANGUAGE	TFS-DI Deposition Liao	(1,500.00)
Bill Pmt -Check	1248	08/31/2007	NEUSTAR	DNS services July 2007	(100.74)
Bill Pmt -Check	1249	08/31/2007	PITMAN	consulting w/e 8/19 & 8/26/07	(3,418.96)
Bill Pmt -Check	1250	08/31/2007	PUBLIC STORAGE	September 2007 storage units WA	(537.00)
Check	ACH	09/17/2007	US BANK	August 2007 bank analysis charges	(155.32)
Bill Pmt -Check	WIRE	09/14/2007	BENTOVIM	September 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	1251	09/13/2007	ACCURATE	TFS vs. Data International deposition work	(3,436.30)
Bill Pmt -Check	1252	09/13/2007	CANYON	TFS vs. Data International deposition work	(1,427.01)
Bill Pmt -Check	1253	09/13/2007	HARDING	2006 tax return preparation	(1,416.00)
Bill Pmt -Check	1254	09/13/2007	IRON	offsite records storage	(774.00)
Bill Pmt -Check	1255	09/13/2007	LYON	September 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	1256	09/13/2007	NEW WAY	storage trailers parking Sept07	(653.40)
Bill Pmt -Check	1257	09/13/2007	PDAVIS	September 2007 TFS Board fees	(2,500.00)
Bill Pmt -Check	1258	09/13/2007	PITMAN	consulting w/e 8/31/07	(2,291.25)
Bill Pmt -Check	1259	09/13/2007	SQUIRE	July 2007 legal services (TFS vs. DI)	(56,211.13)
Bill Pmt -Check	1260	09/13/2007	STEVEBROWN	August 2007 legal services	(18,353.33)
Bill Pmt -Check	1261	09/27/2007	AMG	TFS vs. Data International deposition work	(736.10)
Bill Pmt -Check	1262	09/27/2007	BANKOFNY	transfer agent fees August 2007	(1,821.14)
Bill Pmt -Check	1263	09/27/2007	CANYON	TFS vs. Data International deposition work	(847.19)
Bill Pmt -Check	1264	09/27/2007	NEUSTAR	DNS services	(83.93)
Bill Pmt -Check	1265	09/27/2007	PISARUK	July-September legal services	(5,595.00)
Bill Pmt -Check	1266	09/27/2007	PUBLIC STORAGE	October rent storage units WA	(537.00)
Bill Pmt -Check	1267	09/27/2007	STEPTOE	July 2007 legal services	(180.00)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 7/01/07-9/30/07		(281,420.07)

			TOTAL DISBURSEMENTS FOR 7/01/07-9/30/07		(281,420.07)